                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported) March 20, 2002
                                                        ---------------


                           FIRST SECURITY GROUP, INC.
             -----------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)


              Tennessee                                    333-59338                                    58-2461486
--------------------------------------       --------------------------------------       --------------------------------------
     (State or Other Jurisdiction                         (Commission                                 (IRS Employer
          of Incorporation)                               File Number                                Identification No.)




        817 Broad Street, Chattanooga, Tennessee                        37402
--------------------------------------------------------       ------------------------
        (Address of Principal Executive Offices)                      (Zip Code)


        Registrant's telephone number, including area code (423) 308-2000
                                                           ---------------


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ITEM 5.  OTHER EVENTS.

         On March 20, 2002, First Security Group, Inc. (the "Company") issued a press release announcing the Company's plans to expand into the Knoxville, Tennessee metropolitan area (including Knox and Jefferson County, Tennessee) as well as the hiring of David R. Haynes, John E. Orr, and Lloyd L. "Monty" Montgomery by the Company. Mr. Haynes will serve as the Chief Executive Officer and President of the Company's future Knoxville metropolitan area operations. Mr. Orr will serve as the Regional Bank President for the Company's future operations in Jefferson County, Tennessee. Mr. Montgomery will serve as the Company's Chief Operating Officer. A copy of the Company's press release dated March 20, 2002 is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.
                  --------

         EXHIBIT
          NUMBER                           DESCRIPTION
         -------       -----------------------------------------------------
           99.1        Press Release.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST SECURITY GROUP, INC.


Date:   April 3, 2002                  By:      /s/ Rodger B. Holley
                                           ------------------------------------
                                           Name:  Rodger B. Holley
                                           Title: Chairman, Chief Executive
                                                  Officer and President